UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:   (Date of earliest event reported):  September 7, 1999



                Huntingdon Life Sciences Group plc ("Huntingdon")
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             (Exact name of registrant as specified in its charter)


                                     England
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                 (State or other jurisdiction of incorporation)




          1-10173                                    N/A
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    (Commission File Number)           (I.R.S. Employer Identification Number)




        Huntingdon Research Centre, Woolley Road, Alconbury, Huntingdon,
                           Cambs, PE 17 5HS, England
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                    (Address of principal executive offices)




Registrant's telephone number, including area code:  +44 (1480) 892000


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(Former name or former address, if changed since last report)




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Item 5   OTHER EVENTS


On September 7, 1999, Huntingdon Life Sciences Group plc (the "Company") issued two press releases, attached as Exhibit Nos. 99.1 and 99.2 hereto, announcing that:

99.1 the Company had appointed WestLB Panmure Limited as its broker and sponsor in place of Kleinwort Benson Securities Limited; and

99.2 Mr Pinnington, Deputy Chairman, had resigned and Messrs. Devlin, Dowling and Cramer had been appointed as directors.



Item 7   EXHIBITS

(c)      Exhibits


Exhibit No.     Description

99.1            Press release  issued by  Huntingdon  Life
                Sciences Group plc on September 7, 1999 relating to change of broker.

99.2 Press release issued by Huntingdon Life Sciences Group plc on September 7, 1999 relating to the resignation of the Deputy Chairman and the appointment of new directors.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 HUNTINGDON LIFE SCIENCES GROUP PLC




                                  By: /s/ Susan G Hide

                                  GROUP COMPANY SECRETARY




Dated:  September 7, 1999

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EXHIBIT INDEX

Exhibit No.    Description

99.1           Press release  issued by  Huntingdon  Life
               Sciences Group plc on September 7, 1999 relating to change of broker.

99.2 Press release issued by Huntingdon Life Sciences Group plc on September 7, 1999 relating to the resignation of the Deputy Chairman and the appointment of new directors.